Exhibit 99.1

Abeona Therapeutics 2018 R&D Day MONSIE Living with RDEB 2018 R&D Day December 6, 2018

Abeona Therapeutics 2018 R&D Day 8:00 Breakfast / Registration 8:45 “The Edge of Hope” and Opening Remarks 9:00 EB - 101 Review: Pivotal Phase 3 Preparation Jean Tang, M.D., Ph.D., Jay Bircher, Max Colao, João Siffert, M.D. 9:30 Panel: CMC and Regulatory: Challenges, Strategies, and Capabilities Kaye Spratt, Ph.D., Maritza McIntyre, Ph.D., Adam Davis, Ph.D., Jay Bircher 9:55 Break & Coffee 10:10 Fireside Chat: Gene Therapy 2019: What’s Next? Barry Byrne, M.D., Ph.D., Tim Miller, Ph.D. 10:35 MPS IIIA & B Clinical Update João Siffert, M.D., Adam Davis, Ph.D., Kaye Spratt, Ph.D. 11:00 Break & Coffee 11:10 Batten Disease: CLN1 & CLN3 Programs Steven Gray, Ph.D., Tim Miller, Ph.D. 11:30 Next Generation AAV Capsid Library (AIM) Tim Miller, Ph.D. 11:50 Panel: Engineering AAV for Improved Infectivity, Tropism Onset of Expression Tim Miller, Ph.D., Steven Gray, Ph.D., Mitch Drumm, Ph.D. 12:15 Closing Remarks João Siffert, M.D. 12:30 Lunch 2

Abeona Therapeutics 2018 R&D Day NOEMI Living with RDEB EB - 101 for Recessive Dystrophic Epidermolysis Bullosa (RDEB)

Abeona Therapeutics 2018 R&D Day EB - 101: Breakthrough Therapy for RDEB Jean Tang, M.D., Ph.D. Clinical Overview and Phase 1/2 Trial Results Jay Bircher EB - 101 Manufacturing and Quality Update Max Colao EB Commercial Assessment João Siffert, M.D. Abeona Clinical Program Update Source: Ari Espay 4

Abeona Therapeutics 2018 R&D Day Type VII collagen (C7) gene is responsible for anchoring the epidermis to dermis RDEB RDEB is among the most devastating forms of EB, caused by mutation of type VII collagen and breakdown of anchoring fibrils Healthy Skin RDEB Skin 5

Abeona Therapeutics 2018 R&D Day Dermatologic • Widespread blistering and extensive dystrophic scarring • Born without patches of skin • Infections from open wounds or blisters • 75 - 90% lifetime risk of squamous cell carcinoma Oral Cavity / GI • Fusion of tongue to floor of month ( ankyloglossia ) • Diminution of oral cavity size ( microstomia ) • Esophageal mucous membrane blisters and erosion • Malnutrition and growth retardation due to lack of food / fluid intake Orthopedic • Fusion of fingers/toes resulting in “mitten” hands/feet ( pseudosyndactyly ) • Development of muscle contractures • Poor ambulatory function due to progressive blistering and fusion of toes Urologic / Renal • Urethral erosions, strictures, bladder dysfunction, glomerulonephritis Ocular • Corneal erosions leading to scarring and vision loss Cardiac • Dilated cardiomyopathy due to carnitine and selenium deficiencies Patient QoL • Stress and depression • Pain and itch at wound site Beyond chronic epidermal wounds, patients suffer from pain, itch and widespread complications impacting QoL and life expectancy 1. Soro, L et al. 2015; 2. Fine, JD. 2010; 3. Intong , LRA et al. 2012. 6

Abeona Therapeutics 2018 R&D Day No approved treatments – wound care is essential to promote healing & prevent fluid loss, but time - consuming, painful, & costly Standard Blister and Wound Dressing • Dressings typically consist of three layers • Direct costs associated with RDEB wound care range from $20,000 to $240,000/year • Water baths may aid with bandage removal; creams and gels prevent irritation and crusting Secondary Treatments / Interventions • Measures to reduce skin friction • Measures to control body temperature to prevent fluid loss • Proactive nutritional support, including enteral tube feeding • Careful monitoring of chronic wounds; biopsy may be required Implications of Poorly Treated Wounds • Occurrence of strikethrough and exudate can lead to serious infections • Severe RDEB patients have a 75 - 90% risk of developing squamous cell carcinoma (SCC) 1. International Consensus, Best Practice Guidelines for Skin and Wound Care in EB, 2012; 2. Stanford Basic Care Tips for EB: A Parents Guide; 3. Pfender , EG et al., “Dystrophic EB”, 2006. 7

Abeona Therapeutics 2018 R&D Day EB - 101: Ex - Vivo Autologous Gene - Corrected Cell Therapy EB - 101: 26 - days post growth EB - 101: ready for patients 8

Abeona Therapeutics 2018 R&D Day 0 0.5 1.0 1.5 3 4 1 2 3 4 1 2 60 65 70 75 80 85 Virus Transduction Efficiency, % EB - 101: Retroviral Vector LZRSE with 9 kB COL7A1 Gene Virus Transduction Efficiency and Mean Proviral Copy Number per Cell in Corrected Keratinocytes in 4 Patients With RDEB Virus transduction efficiency in corrected keratinocytes Proviral copy No. per cell in corrected keratinocytes RDEB, Patient No. Mean Proviral Copy No. per Cell RDEB, Patient No. 9

Abeona Therapeutics 2018 R&D Day 128 - patient Natural History study supports clinical design Multi - year enrollment complete: • 1,436 wounds (1,041 recurrent wounds/395 chronic open wounds) • 100% of patients reported chronic open wounds (no healing> 3m) or recurrent wounds • 38% of chronic open wounds were large ( ≥ 40 cm 2 ) and 39% remained unhealed for ≥ 7 yrs • 53% of recurrent wounds were present for ≥ 7 years • Lack of efficacy for wound healing in RDEB patients treated with allograft products ⎻ 13 patients with a total of 15 chronic wounds treated with Apligraf ® and Dermagraft ® allograft ⎻ Only 7% (1/15 treated wounds) remained healed after 3 months ⎻ 0/15 treated wounds remained healed after 6 months 10

Abeona Therapeutics 2018 R&D Day EB - 101: Phase 1/2 Trial Results Primary Endpoint: Safety • Wound healing percent versus baseline at 3, 6 and 12 months Secondary Endpoints • Duration of Type VII collagen (C7) expression • Presence of anchoring fibrils • Patient Reported Outcomes: Pain, Itch and Durability • Long - term (5 year) follow - up protocol ongoing ClinicalTrials.gov 11

EB-101: Phase 1/2 Trial Patient Characteristics

Patient #	1	2	3	4	5	6	7
Age	23	19	32	18	32	32	45
Sex	M	M	M	M	F	M	F
COL7A1 Mutation 1 (Location)	90delC (exon 2)	90delC (exon 2)	6527dupC (exon 80)	8053 C>T (exon 109)	4172dupC (exon 36)	8440 C>T (exon 114)	6176A>G
COL7A1 Mutation 2 (Location)	5048_5051 dup4 (GAAA) (exon 54)	5048_5051 dup4 (GAAA) (exon 54)	7485+5 G>A (intron 98)	7929+ (11_26) del16 (intron 106)	4182_4188dup7 (exon 36)	8440 C>T (exon 114)	6501G>A
C7 expression by IF	Undetectable NC1 and NC2	Undetectable NC1 and NC2	Trace NC1; Undetectable NC2	Undetectable NC1 and NC2	Undetectable NC1 and NC2	Undetectable NC1 and NC2	Reduced NC1 and NC2
C7 Expression by Western	NC1+	NC1+	NC1+	NC1+	NC1+	NC1+	NC1+
EM	No mature AF; sub-LD split	No mature AF; sub-LD split	No mature AF; sub-LD split	No mature AF; sub-LD split	Rudimentary AFs, low LH24	Poorly formed AFs	Rudimentary AFs, low LH24
Circulating C7-antibodies	Negative	Negative	Negative	Negative*	Negative	Negative	Negative
Wounded surface area	8%	10-15%	4%	25-30%	10%	20%	5%
History of SCC	No	No	No	No	Yes	No	No
Previous allograft	No	No	No	No	No	Yes	No

Abeona Therapeutics 2018 R&D Day

12

Abeona Therapeutics 2018 R&D Day Primary endpoint (safety): No systemic viral infection, immune reaction, or squamous cell carcinoma Chronic wounds >5 yr Healed wounds (6 months) 13

Abeona Therapeutics 2018 R&D Day Site Location Descript Estimated duration 3m 6m 12m A R lateral hand Erosion 3 - 5 yrs B R medial hand Scar tissue 3 - 5 yrs C L ventral foot Erosion and scar 3 - 5 yrs D L hand Scar tissue 3 - 5 yrs E R foot Erosion and scar 3 - 5 yrs Z L ventral foot Induced wound New  75% healed 50 - 70 % healed < 50% healed Safety Parameters 3m 6m 12m Immunogenicity - - IgA,Ig M RCR - - - SCC - - - Baseline 3 months 6 months 12 months Anti - COl7A1 NC2 Mab Hoechst 33342 Anti - COl7A1 NC2 Mab Hoechst 33342 Anti - COl7A1 NC2 Mab Hoechst 33342 Anti - COl7A1 NC1 Pab Hoechst 33342 Gene therapy skin grafts restore collagen 7 that forms functional anchoring fibrils 14

Abeona Therapeutics 2018 R&D Day Patient 5: Wound healing (left arm, chronic open wound (10+yr) Baseline Grafting 9 months A B A B 15

Abeona Therapeutics 2018 R&D Day C D F E Patient 5: Wound healing seen for 9 - 12 months C D Baseline Grafting 9 months 16

EB-101: Phase 1/2a results demonstrate durable efficacy

Patient	Site	Location	Description at Baseline	Wound Age	1 month[2]	3 months	6 months	12 months	2 years	3 years	4 years	5 years
1	A	R distal forearm	Erosion	>5 yrs								
	B	L forearm	Erosion	>5 yrs								
	C	R proximal forearm	Erosion	>5 yrs								
	D	R shoulder	Inflamed erosion	>5 yrs								
	E	L arm	New blister	1 wk								
	Z	R arm	Induced wound	New								
2	A	Central chest	Erosion	>5 yrs								
	B	L shoulder	Erosion and scar	>5 yrs								
	C	R forearm	Erosion and scar	3-5 yrs								
	D	R posterior shoulder	Inflamed erosion	>5 yrs								
	E	Lower back	Erosion	>5 yrs								
	Z	R upper chest	Induced wound	New								
3	A	R lateral hand	Erosion	3-5 yrs								
	B	R medial hand	Scar tissue	3-5 yrs								
	C	L ventral foot	Erosion and scar	3-5 yrs								
	D	L hand	Scar tissue	3-5 yrs								
	E	R foot	Erosion and scar	3-5 yrs								
	Z	L ventral foot	Induced wound	New							Unable to assess	
4	A	L distal forearm	Inflamed erosion	>5 yrs								
	B	L medial forearm	Inflamed erosion	>5 yrs								
	C	L proximal forearm	Inflamed erosion	>5 yrs								
	D	R lateral forearm	Inflamed erosion	>5 yrs								
	E	R distal forearm	Inflamed erosion	>5 yrs								
	Z	R medial forearm	Induced wound	New								
5	A	L upper arm	Erosion	16 yrs								
	B	L upper arm	Erosion	16 yrs								
	C	R upper arm	Erosion	16 yrs								
	D	R upper arm	Erosion	16 yrs								
	E	R upper arm	Erosion	16 yrs								
	F	R upper arm	Erosion	16 yrs								
6	A	R back axilla (lateral), upper row	Erosion	20 yrs								
	B	R back axilla (middle), upper row	Erosion	20 yrs								
	C	R back axilla (medial) upper row	Erosion	20 yrs								
	D	R back axilla (lateral) lower row	Erosion	20 yrs								
	E	R back axilla (middle), lower row	Erosion	20 yrs								
	F	R back axilla (medial) lower row	Erosion	20 yrs								
7	A	R back corner	Erosion	20 yrs								
	B	R lateral outer leg	Erosion	20 yrs								
	C	R Back central	Erosion	20 yrs								
	D	R Back medial	Erosion	20 yrs								
	E	R foot front anterior	Erosion	20 yrs								
	F	Back upper corner	Erosion	20 yrs								

RDEB Wound Healing
>75%
>50%-75%
<50%

Abeona Therapeutics 2018 R&D Day

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Abeona Therapeutics 2018 R&D Day EB - 101 significantly improved patient - reported outcomes Pre - Grafting 3 Month 6 Month 9 Month 12 Month Presence of PAIN at wound site (% reported yes) 58% 0% 17% 20% 0% ITCH at wound site (% reported yes) 67% 5% 17% 50% 25% Lack of durability at wound site (% reported yes) 90% 0% 0% 0% 0% Ease of blistering at wound site (% reported yes) 83% 0% 0% 0% 0% 18

Abeona Therapeutics 2018 R&D Day Summary of Phase 1/2 Trial Results • Focus on large, difficult to treat chronic wounds • No product - related serious adverse events observed to date • Significant and durable wound healing, with up to 5 years of follow - up • Continuous type VII collagen expression >2 years post treatment • No detection of replication competent retrovirus (RCR) up to 4 years • Phase 3 study warranted 19

Abeona Therapeutics 2018 R&D Day The Elisa Linton Center for Rare Disease Therapies Manufacturing

Abeona Therapeutics 2018 R&D Day Facilities/Production – Elisa Linton Center • Upfront investment to establish GMP and preparation for commercial production in Cleveland strengthens ability to execute product launch • Established GMP manufacturing of EB - 101 gene - corrected cell therapy ⎻ Cell Processing Facility: • Commercially viable GMP suites • Dedicated to the production of EB - 101 • Capacity for Commercial launch and scalable • Abeona Cleveland to produce both clinical and commercial material 21

Abeona Therapeutics 2018 R&D Day 22

Abeona Therapeutics 2018 R&D Day MONSIE Living with RDEB Commercialization

EB-101: Transformative treatment for patients suffering from RDEB

First in Class Therapy

- No approved RDEB treatments
- EB-101 restores normal type VII collagen expression and skin function

Differentiated MOA

- Autologous, gene-corrected cell therapy
- Normal COL7A1 gene is inserted into a patient's own skin cells (keratinocytes) and transplanted back to the patient

Patient Community

- Highly engaged patient communities
- Strong motivation to improve QoL across patient spectrum

Improved Patient QoL

- Durable wound healing
- Reduction in pain and itch at EB-101 administration site

EB-101 Value Proposition

- Proven durability to restore skin function and heal wounds
- High lifetime costs associated with current palliative care

Abeona Therapeutics 2018 R&D Day 24

Abeona Therapeutics 2018 R&D Day EB - 101 Summary and Next Steps Successful Phase 1/2 • Favorable safety profile with no product - related SAEs to date • Significant and durable wound healing, with up to 5 years of follow - up Established GMP manufacturing capability at Abeona • Manufacture both clinical and commercial product in Cleveland • Scalable capacity to support commercial launch VITAL: Phase 3 Trial • Regulatory CMC review 1H19 • First patient expected to enroll mid - 2019 25

Abeona Therapeutics 2018 R&D Day VITAL: A Pi v otal Phase 3 Tr i al S t udy of EB - 101 for the Tre a tment of Recessive Dystrophic Epidermo l ysis Bullosa (RDEB) • Multicenter, n=10 - 15 evaluable pts (≥35 grafts), randomized (up to 6 wounds >20 cm 2 wounds unhealed for at least 6 months per patient) v. intra - patient controls (≥1 per patient) • Primary endpoint is >50% healing at 3 months (by Canfield quantitation) • Secondary endpoints: ⎻ Investigator global assessment (IGA) ⎻ PRO - Change in PAIN from baseline ⎻ PRO - Change in ITCH for baseline ⎻ Exploratory endpoint: C7 expression in 1/6 grafts on each patient 26

Abeona Therapeutics 2018 R&D Day Maritza McIntyre, Ph.D. CMC and Regulatory Landscape for Gene Therapy: Challenges, Capabilities & Strategies

Abeona Therapeutics 2018 R&D Day Gene Therapy Landscape: CMC Opportunities and Challenges • The gene therapy field has advanced to offer the potential for effective cures or significant improvements in the lives of patients with rare diseases and cancer • Early, robust efficacy is often demonstrated during Phase 1 trials of gene therapy products for rare diseases ⎻ Opportunity to expedite clinical development - RMAT, streamlined pivotal trial design, novel endpoints, accelerated approval • Expedited clinical development challenges incremental approach to CMC development ⎻ Pivotal trial study should include data from subjects treated with material comparable to product intended for commercialization ⎻ Full compliance with 211 GMP requirements required for approval • Process validation - including PPQ, facility, equipment, utility validation data submitted • Pre - approval inspection • Stability data to support expiration dating (validated methods) 28

Abeona Therapeutics 2018 R&D Day Gene Therapy Landscape: CMC Opportunities and Challenges • Majority of translational/early clinical gene therapy research conducted by academic researchers and/or startups spun out of academia ⎻ Lack of regulatory and product development expertise to map out lifecycle requirements ⎻ Lack of process/analytical development expertise to develop methods, collect data during preclinical/early clinical phases ⎻ Lack of funding • Manufacturing changes are inevitable ⎻ Process changes and scale - up to support commercial manufacture ⎻ Change in CMO or transition to in - house manufacture ⎻ Full GMP compliance • Comparability demonstration may be complicated by: ⎻ Limited production data to set acceptance criteria for comparability ⎻ No/unqualified characterization methods - especially potency to demonstrate product has same quality and safety profile ⎻ No retained toxicology or Phase 1 lots for head to head testing ⎻ No stability data to support head to head testing of retains 29

Abeona Therapeutics 2018 R&D Day Gene Therapy Landscape: CMC Opportunities and Challenges • Paradigm shifts in gene therapy CMC ⎻ Draft FDA Guidance on Gene Therapy for Rare Diseases (July 2018) recommends advancing CMC development to have more elements in place prior to first - in - human studies ⎻ Increased funding for early process and analytical method development is required • Growing pharma involvement and expertise gained by established gene therapy companies will result in more seamless product development from early to commercial stage ⎻ They have the expertise and funds ⎻ May raise the bar for the whole field in terms of regulator’s expectations • Development of platform processes and analytical methods, standards will facilitate advancement from early to commercial gene therapy product development • The filed would benefit from cooperation amongst all players in the field in a non - competitive space ⎻ FDA Workshop: Quantitation of AAV Based Gene Therapy Products - December 7, 2018 https:// www.fda.gov / BiologicsBloodVaccines / NewsEvents / WorkshopsMeetingsConferences /ucm618876.htm ⎻ Standards Coordination Body - https://www.standardscoordinatingbody.org/ 30

Abeona Therapeutics 2018 R&D Day Barry Byrne, M.D., Ph.D. Tim Miller, Ph.D. Fireside Chat: Gene Therapy in 2019 – What’s Next?

Abeona Therapeutics 2018 R&D Day BREA Living with Sanfilippo syndrome type A MPS III Programs

Abeona Therapeutics 2018 R&D Day Cell with lysosome dysfunction & accumulation of enzyme substrate Normal cell Sanfilippo Syndrome (MPS IIIA and IIIB) Inherited monogenic disorders causing lysosomal enzyme deficiency • Two most common forms categorized by deficient enzymes: - MPS IIIA ( SGSH ), MPS IIIB ( NAGLU ) • Abnormal accumulation of glycosaminoglycans (GAGs; heparan sulfate (HS)) • Loss of speech/vision, cognitive decline, behavioral abnormalities, seizures, sleep disturbances • 70% of children with MPS III do not reach age 18 years No approved treatments available Estimated incidence of 1 in 70,000 births Two ongoing global clinical trials • ABO - 102 (AAV - SGSH) for MPS IIIA: USA, EU, Australia clinical sites • ABO - 101 (AAV - NAGLU) for MPS IIIB: USA and EU clinical sites 33

Abeona Therapeutics 2018 R&D Day Natural History: Comparator control arm to assess treatment effects

Abeona Therapeutics 2018 R&D Day Enrollment complete : 25 subjects, 15 MPS IIIA & 10 MPS IIIB • Study visits : Baseline, 6 and 12 months • Neurocognitive and behavioral rating assessments - Timed functional motor tests - Standard laboratory assessments - Serum/leukocyte NAGLU or SGSH activity - Quality of life ( PedsQL ) • Urinary GAG levels • Brain, liver and spleen MRI (including DTI and 1 H spectroscopy)* • CSF for standard chemistries/cell counts and NAGLU or SGSH activity* Prospective, one - year Natural History study of MPS IIIA and IIIB *only at baseline and 12 months Truxal, K.V. et al. "A Prospective One - Year Natural History Study Of Mucopolysaccharidosis Types IIIA and IIIB: Implications For Clinical Trial Design". Molecular Genetics and Metabolism 119.3 (2016): 239 - 248. 35

Abeona Therapeutics 2018 R&D Day Mullen Developmental Age: Nationwide Children’s Hospital Natural History Study 0 3 6 9 1 2 1 5 1 8 2 1 2 4 2 7 3 0 3 3 3 6 3 9 4 2 4 5 4 8 5 1 5 4 5 7 6 0 6 3 6 6 6 9 7 2 7 5 7 8 8 1 8 4 8 7 9 0 9 3 9 6 9 9 1 0 2 1 0 5 1 0 8 1 1 1 1 1 4 1 1 7 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 Chronological Age (Month) D e v e l o p m e n t a l A g e ( M o n t h ) D Q 1 0 0

Abeona Therapeutics 2018 R&D Day Chronological Age (mo) MPS IIIA Natural History: Cognitive Assessments (N=25) 36m Cognitive Age Equivalent (mo) Rapid Progressors Slow Progressors Shapiro et al. 2016 37

Abeona Therapeutics 2018 R&D Day MPS IIIA Natural History: Cognitive Developmental Age (N=46) Calendar Age (yr) Developmental Age (yr) University of Pittsburgh - Buhrman et al. 2013 38

Abeona Therapeutics 2018 R&D Day ABT - 001 Clinical Trial Update

A Phase 1/2 Clinical Trial (AAV9-SGSH) for MPS IIIA

2-Year, Open-label, dose-escalation clinical trial

Intravenous Dosing	• **Cohort 1**: 5 x 10^{12} vg/kg (n=3) • **Cohort 2**: 1 x 10^{13} vg/kg (n=3) • **Cohort 3**: 3 x 10^{13} vg/kg (9-12) 8 subjects treated
Primary Endpoint	• Safety
Secondary Endpoints	• Cerebrospinal Fluid (CSF) and/or urinary HS and/or GAGs • CSF and serum SGSH enzyme activity • Liver, spleen and brain volume by MRI • Neurocognitive function as measured by Leiter International Performance Scale and the Mullen Scales of Early Learning • Adaptive functioning, by Vineland Adaptive Behavior Scale (caregiver report)

ClinicalTrials.gov: NCT02716246; Study Sponsor Abeona Therapeutics Inc

Abeona Therapeutics 2018 R&D Day
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Abeona Therapeutics 2018 R&D Day Age 1y7m. 4y9m. 4y5m. 2y3m. 6y5m. 5y2m. 3y2m. 2y9m. 2y5m. 5y4m. 7y0m. 1y0m. 8y0m. 3y5m. Current Enrollment and Follow up: Days Post - Injection 0.00 30.00 60.00 90.00 120.00 150.00 180.00 210.00 240.00 270.00 300.00 330.00 360.00 390.00 420.00 450.00 480.00 510.00 540.00 570.00 600.00 630.00 660.00 690.00 720.00 001-001 001-002 001-003 001-005 001-006 001-007 003-001 001-009 002-002 003-005 002-004 001-010 003-006 001-011 Days Post - Injection with ABO - 102 Cohort 1 Cohort 2 Cohort 3 Completed 30D 6M 12M 18M 24M 41

Abeona Therapeutics 2018 R&D Day Reductions in CSF Heparan Sulfate LLQ ABT - 001 Age (mo) 0.60 0.55 0.50 0.45 0.40 0.35 0.30 0.25 0.20 0.15 0.10 0.05 0.00 CSF - HS (nmol/mL) 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 102 108 0 Cohort 1 Cohort 2 Cohort 3 42

Abeona Therapeutics 2018 R&D Day 2.75 2.50 2.25 2.00 1.75 1.50 1.25 1.00 0.75 0.50 0.25 0.00 Reductions in Urine Heparan Sulfate Age (mo) nmol/mmol creatinine 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 102 108 0 Cohort 1 Cohort 2 Cohort 3 43

Abeona Therapeutics 2018 R&D Day 3.0 2.8 2.6 2.4 2.2 2.0 1.8 1.6 1.4 1.2 1.00 0.0 Reductions in Liver Volumes Normal Liver Volume Age (mo) Multiples of normal liver volume 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 102 108 0 Cohort 1 Cohort 2 Cohort 3 44

Abeona Therapeutics 2018 R&D Day 0369 1 2 1 5 1 8 2 1 2 4 2 7 3 0 3 3 3 6 3 9 4 2 4 5 4 8 5 1 5 4 5 7 6 0 6 3 6 6 6 9 7 2 7 5 7 8 8 1 8 4 8 7 9 0 9 3 9 6 9 9 1 0 2 1 0 5 1 0 8 1 1 1 1 1 4 1 1 7 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 Mullen Dev Age ABT-001vs NHS Chronological Age (Month) D e v e l o p m e n t a l A g e ( M o n t h ) 001-001 001-002 001-003 001-005 001-006 001-007 003-001 001-009 002-002 003-005 002-004 001-010 003-006 MPS-01-A MPS-02-A MPS-03-A MPS-04-A MPS-05-A MPS-07-A MPS-08-A MPS-10-A MPS-11-A MPS-14-A MPS-19-A MPS-20-A MPS-21-A MPS-22-A MPS-25-A Chronological Age (mo) 45 42 39 36 33 30 27 24 21 18 15 12 9 6 3 0 Developmental Age (mo) Mullen Developmental Age: ABT - 001 vs. NHS ABT - 001 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75 78 8 1 84 87 90 93 96 99 102 105 108 111 114 117 45

Abeona Therapeutics 2018 R&D Day 45 42 39 36 33 30 27 24 21 18 15 12 9 6 3 0 0369 1 2 1 5 1 8 2 1 2 4 2 7 3 0 3 3 3 6 3 9 4 2 4 5 4 8 5 1 5 4 5 7 6 0 6 3 6 6 6 9 7 2 7 5 7 8 8 1 8 4 8 7 9 0 9 3 9 6 9 9 1 0 2 1 0 5 1 0 8 1 1 1 1 1 4 1 1 7 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 Mullen Dev Age ABT-001vs NHS Chronological Age (Month) D e v e l o p m e n t a l A g e ( M o n t h ) 001-001 001-002 001-003 001-005 001-006 001-007 003-001 001-009 002-002 003-005 002-004 001-010 003-006 MPS-01-A MPS-02-A MPS-03-A MPS-04-A MPS-05-A MPS-07-A MPS-08-A MPS-10-A MPS-11-A MPS-14-A MPS-19-A MPS-20-A MPS-21-A MPS-22-A MPS-25-A ABT - 001 Mullen Developmental Age: ABT - 001 vs. NHS 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75 78 8 1 84 87 90 93 96 99 102 105 108 111 114 117 Developmental Age (mo) Chronological Age (mo) 46

Abeona Therapeutics 2018 R&D Day Global Regulatory Guidance Supportive of Development Program Clinical • Acknowledged substantial reduction in disease biomarkers • Evidence of neurological improvements continued to be demonstrated • Natural History Comparator Control may be acceptable, which we may expand to increase power comparisons • Plan to include a few subjects with ABO - 102 manufactured using Baculovirus system CMC/Quality/Nonclinical • Transition to Baculovirus - insect cell system expression system is acceptable ⎻ Demonstrate comparability to the current clinical trial material • Plan for establishing an in vitro potency assay are acceptable 47

Abeona Therapeutics 2018 R&D Day Summary of MPS IIIA ABO - 102 Phase 1/2 Study Data • N=14 as of November 2018 - Length of follow up in cohort 3: 6 months (N=6 of 8 total), 12 months (N=3 of 8 total) • Clear dose - response, and sustained improvement in biomarkers (HS CSF, Liver Volume) • Encouraging neurocognitive signals seen in younger, higher functioning patients in cohort 3 - Caregiver observations include: - Reports of improved attention, interaction with siblings/schoolmates/environment - Improved sleep - Improved speech in young patients • Enrolled at age 2.3 years: “putting adjectives and adverbs into complete sentences” • Safety: ABO - 102 has been well tolerated to date - No serious drug related adverse events (n=14 subjects) - SGSH ELISpot negative - Length of Follow up as of November 2018: • Cohort 1: 27 - 30 months; Cohort 2: 19 - 21 months; Cohort 3: 1 - 16 months 48

Abeona Therapeutics 2018 R&D Day Next Steps • Amend protocol criteria in ABT - 001 Phase 1/2 study to exclusively enroll patients with greater neurological reserve (younger, higher functioning) • Continued enrollment in the MPS IIIA program • Older/lower functioning eligible patients may participate in a separate study • Confer with FDA through RMAT designation as more data become available 49

Abeona Therapeutics 2018 R&D Day AUSTIN Living with Sanfilippo syndrome type B MPS IIIB: ABT - 002 Study Update

A Phase 1/2 Clinical Trial (AAV-NAGLU) for MPS IIIB

2-year, Open-label, dose-escalation global clinical trial

Intravenous Dosing

- **Cohort 1**: 2 x 10^{13} vg/kg (n=3 subjects) 1 patient treated (4.2 y/o) and 1 patient enrolled
- **Cohort 2**: 5 x 10^{13} vg/kg (n=3-6 subjects planned)

Primary Endpoint

- Safety

Secondary Endpoints

- CSF and/or urinary HS and/or GAG
- CSF and serum NAGLU enzyme activity levels
- Liver, spleen and brain volume (MRI)
- Neurocognitive function as measured by Leiter International Performance Scale and the Mullen Scales of Early Learning
- Adaptive functioning, by Vineland Adaptive Behavior Scale (caregiver report)

Abeona Therapeutics 2018 R&D Day

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Abeona Therapeutics 2018 R&D Day Reductions in CSF and Urine Heparan Sulfate Age (mo) 46 49 52 55 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0 0.80 0.75 0.70 0.65 0.60 0.55 0.50 0.45 0.40 0.35 0.30 0.25 0.20 0.15 0.10 0.05 0.00 Urine - HS (pmol/mmolCre) CSF - HS (pmol/mL) 52

Abeona Therapeutics 2018 R&D Day 3.00 2.75 2.50 2.25 2.00 1.75 1.50 1.25 1.00 0.75 Reduction in Liver Volume ABT - 002 vs. Natural History Age (mo) Multiples of normal liver volume 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 102 108 114 120 126 132 138 144 53

Abeona Therapeutics 2018 R&D Day Developmental Age vs. Natural History 48 42 36 30 24 18 12 6 0 Age (mo) Cognitive Dev Age (mo) 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 102 108 114 120 126 132 138 144 Truxal et al. 2016; Whitley et al. 2018 54

Abeona Therapeutics 2018 R&D Day MPS IIIB Next Steps Additional sites are being activated to increase the rate of enrollment • US, Germany, France, and the U.K. Pre - screening Protocol • Will help provide more access to screening for pre - existing antibodies against AAV9 55

Abeona Therapeutics 2018 R&D Day AAV GMP MANUFACTURING

Abeona Therapeutics 2018 R&D Day Elisa Linton Center: GMP Manufacturing of AAV Products • FDA Division of Manufacturing and Product Quality (DMPQ) supports clinical or single use commercial facility • AAV Processing Facility: • Separate Upstream and Downstream Suites • Capable of Clinical and Commercial Production • Initial Production to support Clinical Needs 57

Abeona GMP AAV Manufacturing Facility Supportive of Clinical Translation



CellSTACKS
6,320 cm^2



Hyperstacks
18,000 cm^2

- ✓ 46 Staff Members
- ✓ Seasoned Process Experts
- ✓ Strong Management Team
- ✓ Prior Manufacturing Experience
- ✓ Effective Quality System
- ✓ Instrumentation / Equipment
- ✓ FDA Inspection Experience



Eppendorf Bioblu
Scalable to 40L



iCellis Nano
40,000 cm^2

Abeona Therapeutics 2018 R&D Day
58

Abeona Therapeutics 2018 R&D Day Leighton Living with CLN1 ABO - 202 Inspiring Hope for Patients with Infantile Batten Disease (CLN1)

Abeona Therapeutics 2018 R&D Day ABO - 202: scAAV9 for Treatment of Infantile Batten Disease – CLN1 • Infantile Neuronal Ceroid Lipofuscinosis (INCL) • Exclusive, worldwide license secured for AAV9 for treatment of CLN1 • Severe neurodegenerative lysosomal storage disease, currently with no approved treatment • Caused by mutations in the CLN1 gene, encoding the soluble lysosomal enzyme palmitoyl - protein thioesterase - 1 (PPT1) • Onset of symptoms between 6 to 24 months of age ⎻ Progressive visual failure, cognitive decline and loss of fine and gross motor skills develop by 2 - 3 years of age ⎻ By 5 years of age there is loss of light perception, complete loss of motor skills and social interaction; myoclonus and seizures can appear eventually ⎻ Death usually occurs by 7 years of age • Therapeutic approach is a scAAV9 vector with codon - optimized CLN1 transgene 60

Abeona Therapeutics 2018 R&D Day Therapeutic Approach: Combination intravenous & intrathecal dosing • Demonstrated efficacy in CLN1 mice support rationale for clinical dosing by both intrathecal (IT) and intravenous (IV) simultaneously ⎻ IT: Intrathecal (lumbar puncture) ⎻ IV: Intravenous (tail vein) • Potential Benefits of IT/IV dosing include: ⎻ Combination dosing overcomes IT dose limitations due to volume constraints ⎻ “Double exposure” to the CNS for broad and distributed coverage ⎻ Treatment with higher overall dose may provide greater therapeutic efficacy, especially in older patients ⎻ Combination dosing with both a high intrathecal and high intravenous dose shows significant efficacy in CLN1 mice Steven Gray, Ph.D. - Batten Researcher 61

Abeona Therapeutics 2018 R&D Day 6 months* (26 weeks) • LD • HD 8 months Premature death 3 months* (12 weeks) • HD 1 month* (4 weeks) • LD • MD • HD 1 week* • LD • HD Birth 4.5 months* (20 weeks) ✽ IV HD ✾ IT+IV ✾ LD+LD ✾ LD+MD ✾ LD+HD ✾ HD+HD pre - symptomatic early - symptomatic symptomatic ✾ IT+IV ✾ LD+LD ✾ LD+HD ✾ HD+HD ABO - 202: IND - Enabling Efficacy Study Designs • LD • HD 62

Abeona Therapeutics 2018 R&D Day Nmol/hr/mL 10 5 ≤10 0 10 4 10 3 10 2 10 1 Untreated KO WT Het ABO - 202 intrathecal delivery results in supraphysiological PPT1 activity levels in serum CLN1 mice Sustained supraphysiological levels of active PPT1 in CLN1 treated at 20 weeks of age compared to wild type ( wt ) or CLN1 heterozygote (Het) and knockout (KO) mice Time post - treatment 4 weeks 8 weeks 17 - 37 weeks Treated at 20 weeks High Dose Low Dose 63

Intrathecal ABO-202 administration in 20-week old symptomatic mice requires high dose for efficacy


Percent survival
100
75
50
25
0
0
3
6
9
12
15
18
21
24
27
Age (mo)
20WK.IT-H
Untreated KO
20WK.IT-H
20WK.IT-L
26WK.IT-L
26WK.IT-H

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Abeona Therapeutics 2018 R&D Day 100 0 75 50 25 Percent survival 0 3 6 9 12 15 18 21 24 27 0 25 50 75 100 KO.UNTREATED 20WK.IT-L 20WK.IT-H 20WK.IV.H 26WK.IT-H 26WK.IT-L Intravenous ABO - 202 administration in 20 - week old symptomatic mice is similar to high dose IT Age (mo) 0 27 9 15 21 24 3 6 12 18 IV and IT results in older animals demonstrate similar survival efficacy 0 3 6 9 121518212427 0 25 50 75 100 Untreated KO 20WK.IT-L 20WK.IT-H 26WK.IT-H 26WK.IT-L Untreated KO 20WK.IT - H 20WK.IT - L 26WK.IT - L 26WK.IT - H 20WK.IV - H 65

ABO-202 combination dosing improves survival in older symptomatic CLN1 mice



Percent survival
100
75
50
25
0
0
3
6
9
12
15
18
21
24
27
Age (mo)
20WK.IT-H
Untreated KO
20WK.IT-H
20WK.IT-L
20WK.IV-H
20WK.IT-L.IV-H
20WK.IT-L.IV-M
20WK.IT-L.IV-L
20WK.IT-H.IV-H
26WK.IT-L
26WK.IT-H

Abeona Therapeutics 2018 R&D Day

66

ABO-202 intrathecal administration improves motor function (rotarod)



300
200
100
50
40
0
Latency to fall (secs)
0
3
6
9
12
15
Age (mo)
Untreated Het
Untreated KO
20WK.IT.H
26WK.IT.H



Abeona Therapeutics 2018 R&D Day

67

ABO-202 intravenous administration improves motor function (rotarod) similar to intrathecal administration



Latency to fall (secs)
300
200
100
50
40
30
20
10
0
0
3
6
9
12
15
Age (mo)
Untreated Het
Untreated KO
20WK.IT.H
20WK.IV-H
26WK.IT.H

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Abeona Therapeutics 2018 R&D Day 0 300 200 100 Latency to fall (secs) 0 15 9 12 3 6 0 3 6 9 12 15 0 100 200 300 ! ! ! ! ! ! ! ! ! ! ! ! ! ! 20WK.IV-H.IT-H ! 26WK.IT.H 20WK.IV-L.IT-L ! 20WK.IV-M.IT-L ! 20WK.IV-H.IT-L ! 20WK.IV-H 20WK.IT.H Untreated KO Untreated Het 0 3 6 9 12 15 0 10 20 30 40 50 60 ! ! ! ! ! ! ! ! ! ! ! ! ! ! Untreated Het Untreated KO 20WK.IV-M.IT-L ! 20WK.IV-L.IT-L ! 20WK.IT.H 20WK.IV-H 20WK.IV-H.IT-L ! 20WK.IV-H.IT-H ! 26WK.IT.H ABO - 202 combination dosing improves motor function (rotarod) in older symptomatic CLN1 mice 0 3 6 9 121518212427 0 25 50 75 100 Untreated KO 20WK.IT-L 20WK.IT-H 26WK.IT-H 26WK.IT-L Untreated Het Untreated KO 20WK.IT.H 20WK.IV - H.IT - L 20WK.IV - M.IT - L 20WK.IV - H 20WK.IV - L.IT - L 20WK.IV - H.IT - H 26WK.IT - H Age (mo) 69

Abeona Therapeutics 2018 R&D Day 40 0 30 20 10 50 60 0 3 6 9 12 15 0 10 20 30 40 50 60 Untreated Het Untreated KO 20WK.IT.H 26WK.IT.H 0 3 6 9 12 15 0 10 20 30 40 50 60 ! ! ! ! ! ! ! ! ! ! ! ! ! ! Untreated Het Untreated KO 20WK.IV-M.IT-L ! 20WK.IV-L.IT-L ! 20WK.IT.H 20WK.IV-H 20WK.IV-H.IT-L ! 20WK.IV-H.IT-H ! 26WK.IT.H Hang time (secs) ABO - 202 combination dosing improves motor function (wire hang) in older symptomatic CLN1 mice Age (mo) 15 9 12 3 6 0 0 3 6 9 121518212427 0 25 50 75 100 Untreated KO 20WK.IT-L 20WK.IT-H 26WK.IT-H 26WK.IT-L Untreated Het Untreated KO 20WK.IT.H 20WK.IV - H.IT - L 20WK.IV - M.IT - L 20WK.IV - H 20WK.IV - L.IT - L 20WK.IV - H.IT - H 26WK.IT - H 70

Abeona Therapeutics 2018 R&D Day 40 0 30 20 10 50 60 0 3 6 9 12 15 0 10 20 30 40 50 60 ! ! ! ! ! ! ! ! ! ! ! ! ! ! Untreated Het Untreated KO 20WK.IV-M.IT-L ! 20WK.IV-L.IT-L ! 20WK.IT.H 20WK.IV-H 20WK.IV-H.IT-L ! 20WK.IV-H.IT-H ! 26WK.IT.H 0 3 6 9 12 15 0 10 20 30 40 50 60 ! ! ! ! ! ! ! ! ! ! ! ! ! ! Untreated Het Untreated KO 20WK.IV-M.IT-L ! 20WK.IV-L.IT-L ! 20WK.IT.H 20WK.IV-H 20WK.IV-H.IT-L ! 20WK.IV-H.IT-H ! 26WK.IT.H Hang time (secs) ABO - 202 combination dosing improves motor function (wire hang) in older symptomatic CLN1 mice Age (mo) 15 9 12 3 6 0 0 3 6 9 121518212427 0 25 50 75 100 Untreated KO 20WK.IT-L 20WK.IT-H 26WK.IT-H 26WK.IT-L Untreated Het Untreated KO 20WK.IT.H 20WK.IV - H.IT - L 20WK.IV - M.IT - L 20WK.IV - H 20WK.IV - L.IT - L 20WK.IV - H.IT - H 26WK.IT - H 71

Abeona Therapeutics 2018 R&D Day 0 3 6 9 12 15 0 5 10 15 20 25 ! ! ! ! ! ! ! Untreated Het Untreated KO 20WK.IT.H 20WK.IV-H 20WK.IV-H.IT-L ! 20WK.IV-M.IT-L ! 20WK.IV-L.IT-L ! 20WK.IV-H.IT-H ! 0 3 6 9 12 15 0 5 10 15 20 25 ! ! ! ! ! ! ! Untreated Het Untreated KO 20WK.IT.H 20WK.IV-H 20WK.IV-H.IT-L ! 20WK.IV-M.IT-L ! 20WK.IV-L.IT-L ! 20WK.IV-H.IT-H ! 20 0 15 10 5 25 swim velocity (cm/s) Age (mo) 15 9 12 3 6 0 ABO - 202 combination dosing improves cognition & learning (Morris Water Maze) in older symptomatic CLN1 mice 0 3 6 9 121518212427 0 25 50 75 100 Untreated KO 20WK.IT-L 20WK.IT-H 26WK.IT-H 26WK.IT-L Untreated Het Untreated KO 20WK.IT.H 20WK.IV - H.IT - L 20WK.IV - M.IT - L 20WK.IV - H 20WK.IV - L.IT - L 20WK.IV - H.IT - H 72

Abeona Therapeutics 2018 R&D Day ABO - 202: Phase 1/2 Clinical Trial • IND - enabling toxicology studies completed ⎻ Strong safety, with no significant toxicology findings in the combination dose escalation study • IND - enabling efficacy studies demonstrate normalized survival, muscle function and cognition ⎻ Combination Dosing of intravenous and intrathecal administrations enhance therapeutic opportunity • IND submission anticipated in Q1 2019 • Phase 1/2 GMP ABO - 202 manufacturing completed • Trial outcomes supported by large, multi - year Natural History Study • World - leading investigators and clinical sites for CLN1: ⎻ University of Rochester (Jonathon Mink & Erika Augustine) ⎻ University of Hamburg (Angela Schultz) 73

Abeona Therapeutics 2018 R&D Day Theo Living with CLN3 Building New Futures for Patients with Juvenile Batten Disease (CLN3)

Abeona Therapeutics 2018 R&D Day scAAV9 for the treatment of Juvenile Batten Disease (CLN3) • Juvenile Neuronal Ceroid Lipofuscinosis (JNCL) • Exclusive, Worldwide License secured for AAV9 for treatment of CLN3 • Caused by Autosomal recessive (inherited) mutation in the CLN3 gene ⎻ Initially presents as blindness, progressing to behavioral issues, sleep disturbances, seizures, cognitive loss, motor abnormalities, premature death (late teens - early 20s) ⎻ Neurodegeneration occurs in thalamus, cortex, and hippocampus, with inclusions observed throughout the CNS ⎻ Estimated incidence of 1:100,000 births ⎻ Therapeutic Approach is utilizes a scAAV9 vector Brain – 5 months Spinal Cord – 13 months • scAAV9 vector show broad CNS distribution (green color) in CLN3 mouse brain and spine cells • 5 - 13 months after intravenous injection in CLN3 Batten mice Bosch et al 2016, J. Neuroscience, 36 75

Abeona Therapeutics 2018 R&D Day scAAV9 for the treatment of Juvenile Batten Disease (CLN3) Proof of concept studies: scAAV9 treated CLN3 Mice Improved muscle function 3 Months Post - Injection Preclinical summary: • Multi - year POC studies from Univ. Nebraska Medical Center • Intravenous delivery of scAAV9 in CLN3 △ ex7/8 mice ⎻ Normalization of cognitive & muscle function ⎻ No Safety issues ⎻ Key finding: AAV9 - CBA promoter not effective treatment • 1 year IND enabling study in CLN3 △ ex7/8 mice – complete ⎻ No toxicities observed • Acute non - human primate study – confirms CLN3 expression in target tissue Bosch et al 2016, J. Neuroscience, 36 76

Abeona Therapeutics 2018 R&D Day Intravenous delivery of scAAV9.CLN3 results in significant, dose - dependent biodistribution into the CNS and peripheral organs in ADULT CLN3 mice Adult mice assessed 1 month post ABO - 202 administration Control scAAV9.CLN3 Brain Eye Cervical Spine Copies per 1ug gDNA Copies per 1ug gDNA Copies per 1ug gDNA Control scAAV9.CLN3 Control scAAV9.CLN3 Same trend for: Lumbar Spine, Heart, Lung, Spleen, Kidney Abeona Unpublished data 77

Abeona Therapeutics 2018 R&D Day Intravenous delivery of scAAV9.CLN3 – biopotency and efficacy Cytosol Membrane Cytosol Membrane Cytosol Membrane Vehicle Male Female Restored expression in peripheral tissues one month post - injection in CLN3 mice scAAV9.CLN3 treated Males Females Unaffected wt mice CLN3 mice untreated CLN3 mice IV scAAV9 treated Improved motor function (pole descent) 6 months post - injection in CLN3 mice Abeona Unpublished data 78

Abeona Therapeutics 2018 R&D Day 2019 Batten Disease Clinical Trials: World Leading NCL Centers and Natural History Experts • Combined >15 years of Batten Disease Natural History Study Principal Investigators • Subject matter experts on Batten disease manifestations, neurological assessments and clinical trials • Clinical trial investigators for multiple neurological and lysosomal storage diseases Jonathon Mink, MD, Ph.D. University of Rochester Erika Augustine, MD University of Rochester Angela Schultz, MD University of Hamburg Heather Adams, Ph.D. University of Rochester 79

Abeona Therapeutics 2018 R&D Day Next Generation AIM TM AAV Platform

Abeona Therapeutics 2018 R&D Day AIM™ Vector Platform • AAV viral vector platform selected to target CNS, lung, skin, muscle, liver and other tissues • Initial library of 64 first generation novel AAV Capsids Key Advantages of AIM™ • First generation demonstrated increased gene delivery efficiency to specific tissues • Second and third generations have increased tissue tropisms • Over 100 capsids under evaluation • Potential for redosing previously treated AAV subjects DNASAL FRAGMENTATION ASSEMBLY AND AMPLIFICATION CHIMERIC CAPSID LIBRARY WILD TYPE AAVS AIM™: Next Generation AAV Vector Platform 81

Improving Second and Third Generation of AIM™ AAV Capsids

Capsid 102 Rational Design Evaluation



AAV Variable Region:
I
II
III
IV
V
VI
VII
VIII
XI
Version 102
Version 102_214
Version 102_3
Version 102_4
Version 102_5
Version 102_6
Version 102_7
Match AAV 102
Match naturally-occurring serotypes

Abeona Therapeutics 2018 R&D Day 82

Abeona Therapeutics 2018 R&D Day Case Study: AIM TM Capsid enhanced tissue tropism for AAV after intravenous administration AAV - 102 # First Generation AIM TM 4.6 fold AAV - 102 # Third Gen ~500 fold AAV - 102 Second Gen 47 fold # C o n t r o l p I T B 1 0 2 * p I T 1 1 0 - 1 0 2 p I T B 1 0 2 _ 2 1 * p I T 1 1 0 - 1 0 2 _ 2 1 A A V 9 * * * 0 1 2 3 4 5 BD results for AAV110 variants in Brain L o g T r a n s f o r m e d C . N . p e r  g g D N A p=0.5447 p=0.0308 p=0.0035 p=0.0019 4.6 : 1 4.7 : 1 Brain p I T B 1 0 2 * p I T 1 1 0 - 1 0 2 p I T B 1 0 2 _ 2 1 * p I T 1 1 0 - 1 0 2 _ 2 1 A A V 9 * 0 1 2 3 4 5 BD results for AAV110 variants in C.Cord L o g T r a n s f o r m e d C . N . p e r  g g D N A Cervical Spine 83

Abeona Therapeutics 2018 R&D Day Case Study: Third generation intravenous delivery of AAV214 crosses blood - brain - barrier in mice 0 50 100 150 200 250 300 Brain Eyes Heart Lungs Spleen Kidneys Testis Muscle S. Nerve C. Cord L. Cord Liver AAV9 IN VIVO IV DELIVERY IN MICE Compared to AAV9, % 1600 1650 1700 94.1 271.1 41.6 94.3 1644.4 163.5 259.7 170.8 136 203.9 121.7 42.1 AAV9 AAV214 Control IN VITRO POTENCY ASSAY Tools for comparing tropisms 84

Abeona Therapeutics 2018 R&D Day Intrathecal delivery of AAV204 into Non - Human Primates: Penetrating the CNS 1 10 100 1,000 10,000 100,000 1,000,000 10,000,000 Copies per 50 ng RNA AAV9 AAV204 -RT Mean + SDx4 -RT Mean + SDx2 • Intrathecal delivery • 30 Days post dosing • Same promoter • 10 - 100 fold increased delivery & expression over AAV9 85

AAV204 Escapes AAV9 Neutralizing Antibodies

Neutralizing Antibody Assay:
- AAV9 or AAV204 mixed with serum from AAV9 treated subject
- Added onto cells in culture (MOI 2.5E5)
- Readout of light emitted from the cells


AAV
AB AGAINST AAV
CELLS IN CULTURE
INFECTION
Light
NO INFECTION
No Light
(AAV BINDING IS "NEUTRALIZED")

- Serum from AAV9 treated subject 60 Days Post-Treatment
- Total antibodies against AAV9 tittered @ > 1:1E6 by ELISA


AAV204
AAV9
AAV escape
% Positive Control
(Light Emitted, Lumens)
200
150
100
50
0
1:1000
1:5000
1:10000
1:20000
AAV9 Controls
204 Controls
Dilution

Controls = anti-AAV9 antibodies from commercial source added to virus preps at 5 or 0.5 ug (expected result for AAV9 is no signal)

Abeona Therapeutics 2018 R&D Day
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Abeona Therapeutics 2018 R&D Day AIM TM AAV - 204: A Tool for Delivering Genes that Target Eye Disorders • Multiple Routes of Administration • ABO - 50X Product Pipeline: Studies in Non - Human Primates 87

AIM™: Expanding the Gene Therapy Toolbox for Eye Disorders

- **The Eye is immune privileged tissue**
- **Very small amounts of virus necessary for therapeutic benefit**
  - 100-200 uL @ 1E+12 vg/mL per eye (total dose of 1E+10 vg/eye) in humans
  - 1 uL @ 5E+12 vg/mL per eye (total dose of 5E+9 vg/eye) in mice
- **Non-invasive *in vivo* imaging to monitor efficacy/safety in animals**
  - Scanning laser ophthalmoscopy (SLO)
  - Optical coherence tomography (OCT)
  - Multi-photon microscopy
  - Fluorescein angiography
- **Well characterized cell-specific promoters**
- **Multiple unmet clinical need of inherited retinal dystrophies**
  - Primarily with recessive inheritance pattern
- **Current method of administration (sub-retinal) is surgery intensive**
- **Preferred route of administration = intravitreal**


LG
T
IS
IC
IVI
SR
Sys

Approaches for eye treatment:
LG, lacrimal gland; T, topical eye drop; IS, intra stromal of cornea; IC, intra-cameral, i.e., anterior chamber; IVI, intravitreal; SR, sub-retinal; Sys, systemic.

Ref: Khabou et al.2016 : Mechanisms of Enhanced Transduction by AAV2-7m8, Willett, Front. Immunol.,2013

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Abeona Therapeutics 2018 R&D Day 80% of Inherited Retinal Dystrophies Affect Photoreceptors & Retinal Pigmented Epithelial Layers Diseases affecting photoreceptor and RPE cells • RP (rec., dom. and X - linked) • BEST • LCA • CRD • Stargardt’s • Choroideremia • Usher Syndrome • Achromatopsia 89

Abeona Therapeutics 2018 R&D Day AIM TM for the Eye: Enabling Gene Therapy Delivery for Ophthalmology Diseases Subretinal Intravitreal Pros Direct contact between vector and target cells Injection can be performed at any out - patient eye clinic FDA - approved route of AAV administration ( Luxturna ) Administration does not cause retinal detachment Cons Injection causes detachment of retina with underlying RPE Vector must traverse vitreous humor and inner retina to reach target cells Detachment of macula may cause permanent damage Few vectors have been identified which can reach the photoreceptors and RPE Requires OR and trained retina surgeon for administration 90

Abeona Therapeutics 2018 R&D Day AIM TM Capsids Demonstrate Enhanced Delivery to the Eye AAV8 - CMV AAV5 - CMV AAV8 Subretinal Intravitreal 10 Days post - injection in mice AAV110 AAV204 AAV214 Ref: Khabou et al.2016 Intravitreal Case Study AAV2 - 7m8 AAV5 - 7m8 AAV8 - 7m8 91

Abeona Therapeutics 2018 R&D Day Intravitreal Administration of AAV204 to Non - Human Primate (NHP) Eye • TIME: 6 WEEKS POST INJECTION Explant culture In vivo PIS POS RPE ONL INL GC Widespread Retinal Transduction 92

Abeona Therapeutics 2018 R&D Day AAV204 - GFP NHP Intravitreal Administration Demonstrates Significant Distribution and Expression – Live Eye Imaging Abeona NHP study comparisons: • Administered 1.5E12 vg • Assessed at 6 weeks • Assessed 50% earlier and at 30% of dose compared to others 93

Abeona Therapeutics 2018 R&D Day Green: GFP Red: Rhodopsin Blue: Dapi Intravitreal Administration of AAV204 Results in Significant Transduction in the Peripheral Retina and Foveal Region 94

Abeona Therapeutics 2018 R&D Day AAV204 Efficiently Transduces Rods & Cones in Macula in Non - human primate Retina After Intravitreal Injection Rod Cell Cone Cell Green: GFP Red: Rhodopsin Blue: Dapi Non - human primate eye injected with AAV204.GFP 95

Abeona Therapeutics 2018 R&D Day Summary: AIM TM vectors enable clinical translation for eye diseases • 80% of genetic eye disorders occur in the photoreceptors • Intravitreal delivery of small volume gene therapies can occur in out - patient clinics • Mouse studies identified multiple AIM TM vectors with high retinal tropism by subretinal and intravitreal injections • Vector tropism translated from mice to non - human primates • Cones, rods, RPE – multiple cell types able to be targeted by AIM TM vector • Data suggest AIM TM capsid may escape neutralizing antibodies against natural serotypes - Enables potential redosing 96

Abeona Therapeutics 2018 R&D Day Gavin Living with CF AIM TM for Cystic Fibrosis (CF) Source: cff.org

Abeona Therapeutics 2018 R&D Day ABO - 401 (AIM TM AAV204.CFTR) for CF • CF is a progressive, genetic disease that causes persistent lung infections and limits the ability to breathe over time • CF is caused by a mutation in the gene cystic fibrosis transmembrane conductance regulator (CFTR) • CF affects at least 30,000 people in the United States; between 900 and 1,000 new cases are diagnosed every year • ABO - 401: First AIM TM candidate using novel AAV capsid • Potential follow - on products for lung disorders Source: cff.org 98

AAV204 demonstrates enhanced lung tropism


Respiratory mucosa
Normal
Cystic fibrosis
Normal mucus
CFTR
ENaC
Dehydrated mucus
Cl⁻
Na⁺
H_2O
Cl⁻
Na⁺
H_2O
Epithelial cells
CFTR = cystic fibrosis transmembrane conductance regulator; ENaC = epithelial sodium channel

Historical Challenges to CF gene therapy:

1. Packaging *CFTR* in an AAV is size restricted
2. Delivery of AAV to lung cells

Opportunity: new AIM vector with lung tropism - novel transgene + AIM capsid


Control
AAV6
AAV204

AAV204 demonstrates ~3-5x higher expression in lung after delivery compared to AAV6


L lung
R lung
Liver
Kidney

Ex vivo organ imaging

Abeona Therapeutics 2018 R&D Day
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Abeona Therapeutics 2018 R&D Day ABO - 401 is a membrane - localized CFTR transgene that Corrects CFTR chloride current in CF mice ABO - 401 induces Cl - specific current (FLIPR) Control AAV204 - CFTR ABO - 401 dose dependent induction of Cl - specific current Control AAV204.CFTR 5E5 AAV204 - CFTR 2.5E5 AAV204 - CFTR 1E5 ABO - 401 efficacy can be inhibited by a CFTR specific small molecule inhibitor 172 Forskolin then 172 172 preincubation then Forskolin 100

Abeona Therapeutics 2018 R&D Day ABO - 401 Can Address All CFTR Mutations Human delta508 CF bronchial cells polarized airway cultures with AAV204 - GFP Human delta508 CF nasal epithelial cells polarized airway cultures with AAV204 - GFP Apical Delivery Basolateral Delivery ABO - 401 produces CFTR that is membrane localized in human CF cells AAV 293 A B O - 4 0 1 G F P 250 150 100 75 50 CFTR From Membrane CF Patient Explant Cultures 0 1 2 3 4 5 6 7 8 9 Vehicle GFP Vehicle & GFP CFTR Δ Isc (µA/cm2) HNE ABO - 401 Restores CFTR current in human CF Patient cells 101

Abeona Therapeutics 2018 R&D Day V e h i c l e A A V 2 0 4 V e h i c l e A A V 2 0 4 V e h i c l e A A V 2 0 4 V e h i c l e A A V 2 0 4 0 2 4 6 8 Stimulated CFTR (CF3) currents Δ I s c ( µ A / c m 2 ) HNE (168) HNE (221) HBE (CFL) HBE (06F) W T F 5 0 8 d e l - l u c F 5 0 8 d e l - C F 3 ( 1 1 d a y ) F 5 0 8 d e l - C F 1 ( 1 4 d a y ) F 5 0 8 d e l - C F 1 ( 2 8 d a y ) -20 -10 0 10 20 T E P D ( m V ) Transepithelial Potential Difference (mV) ABO - 401 Correct delta - F508 mutation in CF Mice and Human CF Patients WT. AAV - Control. ABO - 401 delta - F508 CF Mice delta - F508 Patient cells 102

Abeona Therapeutics 2018 R&D Day • AAV - 204 efficiently targets lung cells • ABO - 401 corrects the underlying CF chloride channel deficit • ABO - 401 can address all CFTR mutations, including delta - F508 (50 - 60% of human population) • Transduces human CF patient bronchial and nasal epithelial cells • Corrects chloride current in dF508 CF cells ABO - 401 – Advancing Gene Therapy for the Treatment of All human CF Mutations 103

Abeona Therapeutics 2018 R&D Day Tim Miller, Ph.D. Steven Gray, Ph.D. Mitch Drumm, Ph.D. Panel: Engineering AAV for Improved Infectivity, Tropism Onset of Expression

Abeona Therapeutics 2018 R&D Day